Fees and Expenses	Aug. 30, 2024
BNY Mellon International Equity Fund
Prospectus [Line Items]
Expense Narrative [Text Block]

Effective September 1, 2024, the following information supplements and supersedes any contrary information in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" and "Management" in the fund's prospectus:

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until February 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .77%. On February 1, 2025, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.